EXHIBIT 32



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                                  CERTIFICATION

      In connection with the Annual Report of San Juan Financial, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), Troy Fullmer, the Chief Executive and Finanical Officer and the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  June 17, 2004
                                 By: /s/ Troy Fullmer
                                     --------------------------------
                                    Troy Fullmer, Chief  Executive and
                                        Financial Officer